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                                                                  EXHIBIT 10.22


                              AMENDMENT NUMBER ONE
            TO THE POST PROPERTIES, INC. PROFIT SHARING/sec. 401(K) PLAN
             AS AMENDED AND RESTATED EFFECTIVE AS OF JANUARY 1, 1994


        Pursuant to sec. 13.1 of the Post Properties, Inc. Profit Sharing/sec. 401(k) Plan as amended and restated effective as of January 1, 1984 ("Plan"), Post Properties, Inc. hereby amends the Plan as follows:

                                       1.

        By amending sec. 3.19, Forfeiture, to substitute "sec. 8.4" for "sec. 8.5" where it appears in such section.

                                       2.

        By amending sec. 6.1, Plan Sponsor and Company Action, to delete the last paragraph of such section.

                                       3.

        By amending sec. 6.5, Account Debits and Allocation of Adjustment, to add the following sentence to the end of such section:

         "For purposes of allocating the Adjustment for any Valuation Date, the balance of an Account shall include the Before-Tax Contributions credited to such Accounts as of such Valuation Date but shall exclude the Profit Sharing Contributions credited to such Account as of such Valuation Date."

                                       4.

        By amending subsection (2) of sec. 8.4(d), Forfeiture, to read as follows:

         "(2) the last day of the Plan Year in which the Employee's employment as such terminates, unless he or she is reemployed as an Employee on or before such date."




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                                       5.

        By amending sec. 13.1, Amendment, to add the following sentence to the end of such section:

        "Any amendments to the Plan shall be in writing and shall be signed by the Chairman or the President of the Plan Sponsor or their delegate."

                                       6.

        This Amendment Number One shall be effective retroactively to January 1, 1994.

        IN WITNESS WHEREOF, Post Properties, Inc. has executed this Amendment Number One this 15th day of July, 1994.



  (CORPORATE SEAL)                               POST PROPERTIES, INC.

                                                 By:/s/
                                                    ---------------------------

                                                 Title: Sr. Vice President
ATTEST:/s/ Sherry W. Cohen                             ------------------------
       -------------------------
Title: Sr. V.P. & Secretary
       -------------------------




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